Exhibit 99.1

Ralph Faison, CEO January 13, 2011 13th Annual Needham Growth Conference

Safe Harbor This presentation and related comments by Pulse management are dated January 13, 2011 and contain forward-looking statements within the meaning of federal securities laws. These forward-looking statements are based on our current information, expectations and plans. There can be no assurance the forward-looking statements will be achieved. Actual results may differ materially from the Company’s forward-looking statements. Important factors that could cause actual results to differ materially are included, but not limited to, those listed in the “Risk Factors” section of Pulse Electronics’ Annual Report on Form 10-K for the year ended December 25, 2009, its Form 10-Q for the quarter ended October 1, 2010 and other periodic reports filed with the Securities Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Strong Management Team Ralph Faison named CEO on January 5, 2011 Leadership, marketing and manufacturing expertise Track record of growing revenue and profit Background in communication infrastructure, wireless and high tech markets Drew Moyer remains CFO Alan Benjamin remains COO 3

Pulse Electronics Overview Pure-play electronic components supplier Network—connectors, filters, chokes Wireless—antennas Power—inductors, transformers, current/voltage sensing Strong core operating skill sets Strong market growth opportunities Leading products, strong customer relationships Cost and expense reduction opportunities 4

Core Operating Skill Sets Demonstrated design/engineering and high-volume product launch expertise Strong relationships with leading electronic OEMs Low-cost and high-volume manufacturing capability Geographic proximity to customers’ design and production 5 A Pulse engineer collaborates with an OEM engineer to design a solution to a need. The component is manufactured in China and delivered to the customer locally.

Strong Growth Opportunities

Opportunity	Niche TAM	Function	Select End Use
Network/Internet build	$1.4 billion Enterprise networks Wide area networks RF	Connectivity, Filtering, Isolation Bandwidth, Speed Impedance matching	LANs/WANs Servers Routers, Switches, Hubs PCs/Notebooks/Tablets Game consoles
Wireless demand	$1.5+ billion Cellular, GPS Smart grid WLAN LMR	Signal transmission and reception for most wireless bands/standards	Cell/Smart phones Tablets/Notebooks/PCs Other connected devices Smart grid Telematics GPS
Power management	$1.4 billion Datacomm High-efficiency computing LED lighting Motor control	Power conversion & isolation Voltage & current sensing Filtering & storage	Servers Communication infrastructure Smart grid Automotive Industrial automation

6

Pulse Electronics

Drew Moyer, CFO 7

Select Products Applications Select Partners/Customers Filters / Chokes PCs, LANs, WANs Game Consoles AT&T, Alcatel-Lucent, Cisco, Dell, Ericsson, HP, Huawei, Honeywell, Juniper, Microsoft, Motorola, Siemens, Sony, ZTE Filtered Connectors Network switches, Routers, Hubs, Servers 8 Network Product Group

 Improve cost structure Migrate to lower-cost labor inland 58% labor at end of 3Q 10 50% labor at end of 2Q 10 Rationalize manufacturing footprint Reduce labor dependence Automation / mechanization LEAN Invest in technology New products Higher margins 9 Network Actions Mianyang • Suzhou • Ningbo (2) • Changan (2) • Shenzhen • Zhuhai (2) • Pulse Electronics’ Principal Manufacturing Facilities Suining

Select Products Applications Select Partners/Customers Handset antennas and antenna modules Cell /Smart phones, PDAs, Notebooks, Tablets BYD, Huawei, Kyocera, LG, LOM, Motorola, Nokia, Samsung, Sony Ericsson, Garmin, Foxconn Other antennas GPS systems, Machine-to-machine communication, Auto antennas 10 Wireless Product Group

Right size the cost structure Eliminate capacity/reduce labor Reduce headcount in antenna operations Rebuild cellular antenna sales Convert design wins to revenue Diversify OEM customer base Invest in LDS, switchable and NFC technology Grow non-cellular sales GPS, smart grid (meters), other terminal devices Invest in R&D, sales and marketing personnel Exit audio business 11 Wireless Actions

12 Wireless Revenue In millions -42% +11x

Select Products Applications Select Partners/Customers Inductors / Chip inductors AC/DC & DC/AC power supplies; Mobile phones, Portable devices Alcatel Lucent, Dell, Ericsson, HP, IBM, Intel, Microsoft, Nokia, Oracle, Philips, Samsung, Siemens Thomson, Vestel Power transformers AC/DC & DC/AC power supplies Signal transformers Analog circuitry; Weapons guidance Military / Aerospace Current and voltage sensing technology Renewable energy, Industrial, Auto, Smart grid ABB, Coulomb, Elster, Emerson, Enphase, GE, Honeywell, Itron, Landis & Gyr, Lear, Petra Solar, Schneider, Sensus, Siemens Auto coils Ignition for gas engines, Safety, Communication, Fuel efficiency BMW, Bosch, Continental, Delphi, Sauer-Danfos, VW / Audi, ZF 13 Power Product Group

Grow sales for voltage and current sensing products Extend in high-efficiency computing Grow sales with auto manufacturers in China Invest in automation and mechanization Improve manufacturing cost structure 14 Power Actions Rogowski Coil Coupled Bead

Simplify Organizational Structure Remove distractions with AMI Doduco sale Integrate Technitrol and Pulse Reduce G&A through simplification Rationalize product offerings 15

Summary Strong management team Pure-play electronic components supplier Strong core operating skill sets Strong market growth opportunities Strong engineering capabilities Leading products, strong customer relationships Cost and expense reduction opportunities 16